OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                    Supplement dated October 25, 1999 to the
                       Prospectus dated December 29, 1998

The Prospectus is changed as follows:

1. The supplement dated August 20, 1999 is replaced by this supplement.

2. The first paragraph under the heading "What does the Fund Invest In?" on page 3 is deleted and replaced with the following:

         The Fund invests mainly in common stock of companies that are domiciled outside the United States or have their primary operations outside the U.S., and have market capitalizations of $1.8 billion or less. These are described as "small-cap companies." The Fund can also buy preferred stocks, convertible securities and other securities having equity features. The Fund focuses on equity securities of companies that the portfolio manager believes have favorable growth prospects. The Fund can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

3. The first bullet point under "How Does the Manager Decide What Securities to Buy or Sell?" on page 3 is deleted and replaced with the following:

        |_| Companies with small capitalizations, that is, $1.8 billion or less.

4. The first sentence under "Special Risks of Small-Cap Stocks" on page 4 is deleted and replaced with the following: "The Fund focuses its investments on securities of companies having a market capitalization of $1.8 billion or less, which can include both established and newer companies."

5. The four bullet points under "The Fund's Principal Investment Policies" on page 8 are deleted and replaced with the following:

        |_|The Fund will invest at least 65% of its total assets in common stocks and other equity securities of companies having a small market capitalization that are in developed or emerging markets located outside the United States.

        |_|The   Fund   currently   considers   an   issuer   having   a  market
           capitalization of up to $1.8 billion to be a "small cap issuer." The Fund measures that capitalization at the time the Fund buys the security, and it is not required to sell the security if the issuer's


        (continued)
           capitalization grows above $1.8 billion. Over time, the Fund may change the range of assets it uses to define "small cap" issuers, as market conditions change.

         |_| The Fund will invest at least 65% of its total assets in foreign securities.

6. The third paragraph of the section entitled "How the Fund is Managed" on page 12 is revised to read as follows:

         |_| Portfolio Managers. The portfolio managers of the Fund are George Evans and Shanquan Li. They became the portfolio managers on August 20, 1999, and are the persons principally responsible for the day-to-day management of the Fund's portfolio. They are also Vice Presidents of the Fund and of the Manager, and serve as officers and portfolio managers for other Oppenheimer funds. Mr. Evans joined the Manager in September 1990. Prior to joining the Manager in July 1997, Mr. Li was a Senior Quantitative Analyst in the Investment Policy Group of Brown Brothers Harriman & Co., and a consultant for Acadian Asset Management, Inc.

7.  The  first  sentence  of  the  section   entitled   "Buying  Shares  Through
OppenheimerFunds AccountLink" on page 13 is revised to read as follows:

         With AccountLink, shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House
         (ACH) system.

8. The parenthetical reference "(such as Automatic Withdrawal Plans)" in the second sentence of the section "Are There Differences in Account Features that Matter to You?" on page 16 is deleted.

9. The first bulleted paragraph in the section entitled "Certain Requests Require a Signature Guarantee" on page 23, is revised to read as follows:

         |_| You wish to redeem more than $100,000 and receive a check

10. The first sentence of the section entitled "Telephone Redemptions Paid by Check" on page 24, is revised to read as follows:

         Up to $100,000 may be redeemed by telephone in any 7-day period.



October 25, 1999                 3                                PS0815.005

                  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                    Supplement dated October 25, 1999 to the
            Statement of Additional Information dated August 20, 1999

The Statement of Additional Information is changed as follows:

1. The first paragraph under the heading "Investments in Equity Securities" on page 2 is deleted and replaced with the following:

         The Fund focuses its investments in equity securities of foreign small-cap growth companies. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The Fund's investments primarily include stocks of companies having a market capitalization of $1.8 billion or less, but the Fund can purchase securities of issuers having a larger market capitalization.

2. The first paragraph of the section entitled "How to Buy Shares - AccountLink" on page 40 is revised to read as follows:

         Shares will be purchased on the regular business day you instruct the Distributor to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives federal fund for the purchase through the ACH system before the close of business of The New York Stock Exchange.

3. The third paragraph of the section entitled "How to Exchange Shares - How Exchanges Affect Contingent Deferred Sales Charges" on page 54 is deleted.

4. In Appendix B the section entitled "Waivers of Class A Sales Charges of Oppenheimer Funds - Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page B-4, the first bullet point is revised as follows:

|_| To make Automatic Withdrawal Plan payments that are limited to no more than 12% of the account value annually measured at the time the Plan is established, adjusted annually.

5. In the section entitled "Waivers of Class B and Class C Sales Charges of Oppenheimer Funds - Waivers for Redemptions in Certain Cases", on page B-5, number 13 under the 7th bullet (for retirement plans) is revised to read as follows:


                                                            (continued)



         (13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually measured at the time the plan is established, adjusted annually.

6. In the section entitled "Class A, Class B and Class C Contingent Deferred Sales Charge Waivers - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995," on page B-8, the first bullet point is revised to read as follows:

         |_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the account value annually measured at the time the plan is established, adjusted annually, and

7. In the section entitled "Class A, Class B and Class C Contingent Deferred Sales Charge Waivers - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995" on page B-8, the second bullet point is revised to read as follows:

         |_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the account value annually measured at the time the plan is established, adjusted annually.



October 25, 1999                                             PX0815.003